UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 18, 2007
Smith & Wesson Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts
01104

(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.43
EX-10.44
EX-10.45
EX-10.46
EX-10.47

Item 1.01 Entry into a Material Definitive Agreement.
     As described in Item 2.03, on April 18, 2007, our wholly owned subsidiary, Thompson Center Holding Corporation, entered into a loan and security agreement with Citizens Bank of Massachusetts. The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On April 18, 2007, Thompson Center Holding Corporation and each of its wholly owned subsidiaries (together, “Thompson Center”) entered into a Loan and Security Agreement (the “Loan Agreement”) with Citizens Bank of Massachusetts as lender (the “Bank”). The Loan Agreement provides for a revolving line of credit loan to Thompson Center of up to the lesser of (a) $15,000,000 or (b) the sum of (i) up to 80% of qualified accounts plus (ii) up to 60% of the cost or market value (whichever is lower) of all eligible inventory for finished goods not to exceed $6,000,000, plus (iii) up to 15% of eligible inventory for raw materials with a seasonal increase to 20% not to exceed $750,000. Outstanding amounts under the line of credit, which are evidenced by a promissory note in the principal amount of $15,000,000 in favor of the Bank (the “Note”), will bear interest at the Bank’s prime rate unless Thompson Center elects to convert to a rate of LIBOR plus 2.5%. All amounts outstanding under the Loan Agreement mature on April 18, 2010. Pursuant to the Loan Agreement, the credit facility is available to Thompson Center provided that no event of default shall have occurred. Upon the occurrence of an event of default, including payment defaults, covenant defaults, and other customary defaults, Thompson Center’s obligations under the Loan Agreement may be accelerated. Thompson Center may repay the loans in whole or in part at any time, provided that (1) LIBOR rate loans entered into with interest rate swap agreements or other hedging contracts cannot be prepaid, (2) other LIBOR rate loans are subject to a prepayment fee, and (3) if substantially all of the outstanding amounts are prepaid prior to termination of the loan, Thompson Center must pay a prepayment penalty equal to (A) $300,000 if the loan is prepaid during the first year of the loan, (B) $150,000 if the loan is prepaid during the second year of the loan, or (C) $75,000 if the loan is prepaid during the third year of the loan. The credit facility is secured by a lien on all the assets of Thompson Center, including intangible assets constituting intellectual property, but excluding real property. This description of Thompson Center’s revolving line of credit does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, the Note, the Patent Security Agreement, the Trademark Security Agreement, and the Copyright Security Agreement, copies of which are filed herewith as Exhibits 10.43, 10.44, 10.45, 10.46, and 10.47, respectively, and are incorporated by reference into this Item 2.03
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
Not applicable.
     (b) Pro Forma Financial Information.
Not applicable.
     (c) Shell Company Transactions.
Not applicable.

     (d) Exhibits.

Exhibit
Number	Exhibits
10.43	Loan and Security Agreement (All Assets), dated April 18, 2007, by and among Thompson Center Holding Corporation, Bear Lake Holdings, Inc., O.L. Development, Inc., K.W. Thompson Tool Company, Inc., Thompson/Center Arms Company, Inc., Fox Ridge Outfitters, Inc., and Citizens Bank of Massachusetts.

10.44	Revolving Note dated April 18, 2007.

10.45	Patent Security Agreement, dated April 18, 2007, by and among Bear Lake Holdings, Inc., Thompson/Center Arms Company, Inc., and Citizens Bank of Massachusetts.

10.46	Trademark Security Agreement, dated April 18, 2007, by and among Bear Lake Holdings, Inc., Thompson/Center Arms Company, Inc., and Citizens Bank of Massachusetts.

10.47	Copyright Security Agreement, dated April 18, 2007, by and between K.W. Thompson Tool Company, Inc. and Citizens Bank of Massachusetts.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: April 24, 2007	By:	/s/ Michael F. Golden
Michael F. Golden
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibits
10.43	Loan and Security Agreement (All Assets), dated April 18, 2007, by and among Thompson Center Holding Corporation, Bear Lake Holdings, Inc., O.L. Development, Inc., K.W. Thompson Tool Company, Inc., Thompson/Center Arms Company, Inc., Fox Ridge Outfitters, Inc., and Citizens Bank of Massachusetts.

10.44	Revolving Note dated April 18, 2007.

10.45	Patent Security Agreement, dated April 18, 2007, by and among Bear Lake Holdings, Inc., Thompson/Center Arms Company, Inc., and Citizens Bank of Massachusetts.

10.46	Trademark Security Agreement, dated April 18, 2007, by and among Bear Lake Holdings, Inc., Thompson/Center Arms Company, Inc., and Citizens Bank of Massachusetts.

10.47	Copyright Security Agreement, dated April 18, 2007, by and between K.W. Thompson Tool Company, Inc. and Citizens Bank of Massachusetts.